UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

CHINA LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-31497	65-1001686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23F. Gutai Beach Building No. 969, Zhongshan Road (South), Shanghai, China	200011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	86-21-63355100

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

On January 8, 2010 the Board of Directors of China Logistics Group, Inc. (the “Company”) determined that certain of the Company’s financial statements could not be relied upon, including financial statements for the:

•	year ended December 31, 2007 as included in its Annual Report on Form 10-K/A (Amendment No. 3) as filed with the Securities and Exchange Commission (“SEC”) on June 9, 2009 (the “2007 10-K);

•	three months ended March 31, 2009 included in its Quarterly Report on Form 10-Q/A (Amendment No. 1) as filed with the SEC on September 29, 2009 (the “March 2009 10-Q”);

•	three and six months ended June 30, 2009 included in its Quarterly Report on Form 10-Q as filed with the SEC on August 18, 2009 (the “June 2009 10-Q”); and

•	three and nine months ended September 30, 2009 included in its Quarterly Report on Form 10-Q as filed with the SEC on November 23, 2009 (the “September 2009 10-Q”).

The Company has received comments from the staff of the SEC which, upon review by it, indicate that these historical financial statements would require restatement to correct errors in the financial statements as follows:

•
The financial statements included in the 2007 10-K will be restated to reclassify 2,000,000 warrants issued to Mr. Wei Chen as additional consideration valued at $480,000 from equity to a derivative liability as there were insufficient authorized common shares to settle the contract as of December 31, 2007 and further adjust the method of recording the reverse recapitalization transaction with Shandong Jiajia completed on December 31, 2007;

•
The financial statements included in the March 2009 10-Q and June 2009 10-Q will each be restated to properly record common stock purchase warrants which were not indexed to the Company’s stock as a derivative liability at January 1, 2009 upon adoption of EITF 07-05 and properly record the subsequent accounting for the changes in the fair value of the associated liability at each of March 31, 2009 and June 30, 2009, as applicable, as well as to correct the presentation of the indirect method for presenting cash flows from operating activities in our unaudited consolidated statements of cash flows to begin with net income or loss rather than net income or loss attributable to the Company; and

•
The financial statements included in the September 2009 10-Q will be restated to properly record common stock purchase warrants which were not indexed to our stock as a derivative liability at January 1, 2009 upon adoption of Derivative and Hedging Topic of the FASB ASC 815 and properly record the subsequent accounting for the changes in the fair value of the associated liability at September 30, 2009.

The Company’s Chief Executive Officer  has discussed these matters with Sherb & Co., LLP, its independent registered accounting firm.  The Company will file an amended Annual Report on Form 10-K for the year ended December 31, 2007, an amended Quarterly Report on Form 10-Q for the period ended March 31, 2009, an amended Quarterly Report on Form 10-Q for the period ended June 30, 2009 and an amended Quarterly Report on Form 10-Q for the period ended September 30, 2009 as soon as practicable, which such amended reports will contain restated financial statements to reflect the corrections in these accounting errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA LOGISTICS GROUP, INC.

Date: February 11, 2010	By: /s/ Wei Chen
Wei Chen Chief Executive Officer and President